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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 31, 2001
                                                         ----------------

                        CBL & Associates Properties, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                         1-12494                     62-1545718
--------                         -------                     ----------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

         One Park Place, 6148 Lee Highway, Chattanooga, Tennessee   37421
      ---------------------------------------------------------------------
               (Address of principal executive offices)          (Zip Code)

       Registrant's Telephone Number, including area code: (423) 855-0001
                                                           --------------

                                       N/A
                         -------------------------------
          (Former name or former address, if changed since last report)



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Item 2. Acquisition or Disposition of Assets.

On January 31, 2001, the Registrant completed the acquisition of The Richard E. Jacobs Group's interests in 21 malls and two associated centers for total consideration of approximately $1.301 billion, including the acquisition of minority interests in certain properties. The purchase price was comprised of $124.8 million in cash including closing costs of approximately $12 million, $771.3 million in non-recourse mortgage debt, and the issuance of 12,556,425 special common units of the Registrant's operating partnership with a value of $32.25 per unit. The cash portion was funded from a new $212 million unsecured credit facility provided by a consortium of banks led by Wells Fargo. In connection with the transaction, two Jacobs' designees have been appointed to the board of directors of the Registrant. Jacobs' initial designees are Martin
J. Cleary, the President and Chief Operating Officer of The Richard E. Jacobs Group, Inc., and Gary L. Bryenton, Esq., Executive partner of Baker & Hostetler LLP, a national law firm.

The acquired properties, which total approximately 19.2 million square feet, include five malls in Wisconsin, three each in North Carolina, Kentucky and South Carolina, two each in Michigan and Ohio, one each in Illinois, Tennessee and Texas and associated centers in both Ohio and Wisconsin. The Registrant acquired 100% interest in 16 of the malls and one of the associated centers and partial interests, ranging from 50% to 80%, in five of the malls and one of the associated centers.

For additional information relating to the properties and the interests acquired, see the Registrant's press release which is attached hereto as Exhibit
99.1 and incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

(c) Exhibits:

     The following exhibits are filed as part of this report:

      2.1 Master Contribution Agreement, dated as of September 25, 2000, by and among the Registrant, CBL & Associates Limited Partnership, Jacobs Realty Investors Limited Partnership, Richard E. Jacobs, solely as Trustee for the Richard E. Jacobs Revocable Living Trust, and Richard E. Jacobs, solely as Trustee for the David H. Jacobs Marital Trust.(1)

     99.1  Press Release of the Registrant, dated January 31, 2001.

     99.2 First Amendment to Second Amended and Restated Agreement of Limited Partnership of CBL & Associates Limited Partnership.

     99.3 Terms of Series J Special Common Units of CBL & Associates Limited Partnership, pursuant to Article 4.4 of the Second Amended and Restated Partnership Agreement of CBL & Associates Limited Partnership

     99.4 Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Registrant

     99.5 Share Ownership Agreement, dated as if January 31, 2001, by and among the Registrant, CBL & Associates, Inc., LebFam, Inc. Charles B. Lebovitz, Stephen D. Lebovitz; Jacobs Realty Investors Limited Partnership, Richard E. Jacobs, solely as trustee for the Richard E. Jacobs Revocable Living Trust and Richard E. Jacobs solely as trustee for the David H. Jacobs Marital Trust.

     99.6 Registration Rights Agreement, dated as of January 31, 2001 by and between the Registrant and the Holders of SCU's listed on Schedule 1 thereto.

     99.7 Registration Rights Agreement, dated as of January 31, 2001 by and between the Registrant and Frankel Midland Limited Partnership.

     99.8 Registration Rights Agreement, dated as of January 31, 2001 by and between the Registrant and Hess Abroms Properties of Huntsville.



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     99.9  Loan Agreement, as of the January 31, 2001, by and between CBL &
           Associates Limited Partnership, Wells Fargo Bank, National Association, Fleet National Bank, U.S. Bank National Association, Commerzbank AG, New York And Grand Cayman Branches, and Keybank National Association, together certain other lenders parties thereto pursuant to Section 8.6 thereof.

(1) Incorporated by reference from the Registrant's Form 8-K, filed on October 27, 2000.

     Financial statements of the business acquired and pro forma financial information giving effect to the transaction, as required under Item 7 of Form 8-K, will be filed by amendment to this Form 8-K within 60 days from the date this initial report is required to be filed.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CBL & ASSOCIATES PROPERTIES, INC.

                                        By: /s/ John N. Foy
                                            ------------------------------
                                            John N. Foy
                                            Vice Chairman, Chief Financial
                                            Officer and Treasurer

Dated: February 6, 2001



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                                  Exhibit Index
                                  -------------

Exhibit No.         Description
-----------         -----------

    2.1 Master Contribution Agreement, dated as of September 25, 2000, by and among the Registrant, CBL & Associates Limited Partnership, Jacobs Realty Investors Limited Partnership, Richard E. Jacobs, solely as Trustee for the Richard E. Jacobs Revocable Living Trust, and Richard E. Jacobs, solely as Trustee for the David H. Jacobs Marital Trust.(1)

   99.1             Press Release of the Registrant, dated January 31, 2001.

   99.2 First Amendment to Second Amended and Restated Agreement of Limited Partnership of CBL & Associates Limited Partnership.

   99.3 Terms of Series J Special Common Units of CBL & Associates Limited Partnership, pursuant to Article 4.4 of the Second Amended and Restated Partnership Agreement of CBL & Associates Limited Partnership

   99.4 Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Registrant

   99.5 Share Ownership Agreement, dated as if January 31, 2001, by and among the Registrant, CBL & Associates, Inc., LebFam, Inc. Charles B. Lebovitz, Stephen D. Lebovitz; Jacobs Realty Investors Limited Partnership, Richard E. Jacobs, solely as trustee for the Richard E. Jacobs Revocable Living Trust and Richard E. Jacobs solely as trustee for the David H. Jacobs Marital Trust.

   99.6 Registration Rights Agreement, dated as of January 31, 2001 by and between the Registrant and the Holders of SCU's listed on Schedule 1 thereto.

   99.7 Registration Rights Agreement, dated as of January 31, 2001 by and between the Registrant and Frankel Midland Limited Partnership.

   99.8 Registration Rights Agreement, dated as of January 31, 2001 by and between the Registrant and Hess Abroms Properties of Huntsville.

   99.9 Loan Agreement, as of the January 31, 2001, by and between CBL & Associates Limited Partnership, Wells Fargo Bank, National Association, Fleet National Bank, U.S. Bank National Association, Commerzbank AG, New York And Grand Cayman Branches, and Keybank National Association, together certain other lenders parties thereto pursuant to Section
                    8.6 thereof.

(1) Incorporated by reference from the Registrant's Form 8-K, filed on October 27, 2000.